Zion Oil & Gas Newsletter

Friday, June 10, 2011
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Dear Shareholder and/or Friend of Zion...

These are very interesting times for Zion Oil & Gas.

We are near to achieving target depth in our Ma'anit-Joseph #3 well and have recently received confirmation from our expert consultants that we have indeed reached the Permian geological layer. We have drilled this well deeper than we have ever drilled before; this is true exploration. After we reach our target depth, we will run wireline logging equipment into this well and learn more regarding this well's lithology (rock types) and hydrocarbon potential.

As I noted in my previous update, we were happy to have received the formal documentation relating to our new (55,845 acre) Jordan Valley License from Israel's Petroleum Commissioner and are busy planning the seismic acquisition work that we wish to carry out on that exploration area.

With all the exploration work that we are implementing now and the exploration work that we are planning in the future (and not forgetting that we would still like to acquire control of a suitable drilling rig for our multi-well drilling program), Zion's Board of Directors decided that we must ensure that we have available adequate financial resources.

In connection with that, Zion will soon be launching a Rights Offering. The press release that we issued on Monday, June 6, 2011, with respect to the rights offering, is shown at the bottom of this email.

The Rights Offering will be open to every stockholder who holds Zion stock as of the close of business on June 15, 2011, the record date of the offering.

For full details of the rights offering please review the prospectus supplement (that contains a description of the rights offering and other information) that we will soon file, but for your ease of reference, here are some of the basic details.

Under the rights offering, Zion will distribute (at no cost to stockholders) non-transferable subscription rights to holders of Zion's common stock on the close of business on the record date of June 15, 2011, to purchase their pro rata portion of approximately 6.25 million Units of Zion's securities at a purchase price of $5.00 per Unit.

ONE UNIT (purchase price $5.00)

consists of:

ONE SHARE of Zion's common stock

plus

WARRANTS to purchase TWO additional shares

of Zion's common stock, within one year of the closing of the offering, at an exercise price of $3.50 per Share.

Under the rights offering, stockholders of record on June 15, 2011 will have the right to subscribe for ONE Unit for every FOUR shares of common stock owned on the record date, equivalent to 0.25 subscription rights for each share of common stock owned on June 15, 2011.

For example, if you own 100 shares of Zion common stock, you will be entitled to 25 Units under this rights offering.

This gives you the right to buy (up to) 25 shares of common stock at $5.00 per share ($125). In addition, if you do exercise your rights, you will receive Warrants. For example, if you exercise your full rights and buy 25 shares, you will receive Warrants to buy 50 additional shares of common stock at $3.50 per share ($175) within one year of the closing of the offering.

If the Company receives valid subscriptions for all of the Units available under the rights offering, then the gross proceeds of the offering will be approximately $31.25 million, before offering related expenses which we estimate should not exceed $150,000. This figure does not include proceeds, if any, from any future exercises of the Warrants included in the Units.

The Warrants, which will be issued together with the shares of Common Stock included in the Units, will be exercisable for a one year period, beginning on the closing date following the expiration of the rights offering, at a per share exercise price of $3.50.

The rights offering is planned to continue until July 25, 2011 (subject to Zion's right to extend the offering).

The rights offering will include an over-subscription privilege, allowing a stockholder who exercises all of its basic subscription privilege the right to purchase additional Units that remain unsubscribed at the expiration of the rights offering, subject to the availability and pro rata allocation of Units among stockholders exercising their over-subscription right.

The proceeds of the rights offering will be used to further our oil and gas exploration program, as well as general corporate purposes.

As soon as practicable after the record date, we plan to mail to holders of Zion's common stock (as of the close of business on June 15, 2011) a copy of the prospectus supplement, subscription materials and other items necessary for exercising the rights.

Shareholders who hold their shares in a bank or broker name will receive the rights offering material from their bank or broker.

Please note that this Newsletter is neither an offer nor a solicitation of any offer. The securities are offered by prospectus only, and only within those States and other jurisdictions in which the securities may be sold, and this Newsletter is neither an offer to sell nor a solicitation of any offer to buy in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities of any such state or jurisdiction. The rights offering will be made by means of a prospectus supplement that will be filed by the record date (File No. 333-174266).

We will place some FAQs (Frequently Asked Questions) on our website at:

www.zionoil.com/investor-center

I'll conclude with a quote from Israel's outgoing Petroleum Commissioner, Dr. Ya'akov Mimran, who retired on May 31, 2011. In an interview about Israel's oil & gas industry, published by "Globes" (Israel's business journal), he said:

"I'm very optimistic about both gas and oil discoveries. We're in a good place on the road. I also have faith in onshore wells by companies such as...  Zion Oil & Gas Inc. (NASDAQ:ZN), which are targeting deep strata..."
.........................................................

Turning to our upcoming Annual Meeting of Stockholders, as this is so important to our good administration, I want to repeat a very important message for you, if you are a Zion Stockholder.

Zion's 2011 Annual Meeting of Stockholders will be held at:

The Westin Galleria Hotel, Dallas, Texas

on Tuesday, June 21, 2011

starting at: 2:00 p.m.

We have mailed material to you regarding the 2011 Annual Meeting. This will include a voting card so that you can vote your shares. The regulations concerning voting have recently changed, so it is very important that you support Zion by exercising your right to vote.

You can vote by:

            (i) the internet (go to www.proxyvote.com)

                        (ii) telephoning: 1-800-690-6903

                                    (iii) mail (by returning your voting card).

Zion has a great number of individual stockholders (as opposed to a few large institutions holding large blocks of stock), so please watch out for your voting card and take the few minutes to vote. Without your support with voting, we may have difficulty in properly administering Zion Oil & Gas, Inc. We depend on you to support us, so..

Drilling Operations at the Ma'anit-Joseph #3 Wellsite

Since the previous update, we have maintained steady drilling progress towards our bottom-hole target in the Permian geologic layer.

Aside from routine testing of our blow-out prevention equipment and changing out the drill bit and downhole motor, normal drilling operations in the past two weeks have continued with minimal interruption.

During drilling operations, we have been collecting rock cutting samples and are having them analyzed by geosciences experts to determine which geologic rock layers we have penetrated.  These experts have now confirmed that we have penetrated the Permian geologic layer thereby achieving one of our objectives in drilling the Ma’anit-Joseph #3 well.

As of today, Friday, June 10, 2011, we have reached a total measured depth of 19,020 feet (5,797 meters) and continue to drill towards our bottom-hole target of 19,360 feet (5,900 meters) in the Permian geologic layer.

Once drilling operations are completed, we will acquire and assess open-hole log data about the Permian geologic layers to determine if we should run casing and perform production testing operations.

"In your good pleasure, make Zion prosper..."

Psalm 51:18

Thank you for your support of Zion and Shalom from Israel.

Richard Rinberg

CEO of Zion Oil & Gas, Inc.

 www.zionoil.com

FORWARD LOOKING STATEMENTS: Statements in this communication that are not historical fact, including statements regarding Zion's planned operations, anticipated attributes of geological strata being drilled, the presence or recoverability of hydrocarbons, the sufficiency of cash reserves, ability to raise additional capital, timing and potential results thereof and plans contingent thereon are forward-looking statements as defined in the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on assumptions that are subject to significant known and unknown risks, uncertainties and other unpredictable factors, many of which are described in Zion's periodic reports filed with the SEC and are beyond Zion's control. These risks could cause Zion's actual performance to differ materially from the results predicted by these forward-looking statements. Zion can give no assurance that the expectations reflected in these statements will prove to be correct and assumes no responsibility to update these statements.

NOTICE:

Zion Oil & Gas, Inc. has filed a registration statement (and will be filing a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about Zion Oil & Gas and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Zion Oil & Gas will send you the prospectus if you request it by calling toll free 1-888-TX1-ZION (1-888-891-9466).

Contact Information

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More information about Zion is available at www.zionoil.com or by contacting Mike Williams (dallas@zionoil.com) at:

Zion Oil & Gas, Inc.,
6510 Abrams Rd., Suite 300,
Dallas, TX 75231.
Tel: 1-214-221-4610 or 1-888-891-9466

Zion Oil to Launch Rights Offering

Dallas, Texas and Caesarea, Israel – June 6, 2011 – Zion Oil & Gas, Inc. (NASDAQ GM: ZN) announced today that it intends to launch a rights offering. Under the rights offering, Zion will distribute non-transferable subscription rights to holders of Zion’s common stock on the record date of June 15, 2011, to purchase their pro-rata portion of approximately 6.25 million Units of Zion’s securities.  Each Unit will consist of one (1) share of Zion’s common stock and warrants to purchase two (2) additional shares of Zion's common stock at an exercise price of $3.50 per share.

Under the rights offering, stockholders of record on the record date will therefore have the right to subscribe for one (1) Unit for every four (4) shares of common stock owned on the record date, equivalent to 0.25 subscription rights for each share of common stock owned on the record date.

Each whole subscription right will entitle the stockholders of record on the record date to subscribe for one Unit at the per Unit purchase price of $5.00.  The warrant will be exercisable for a one-year period beginning on the closing date after the rights offering expires.

The rights offering is planned to commence as soon as practicable after the record date and to continue through 5:00 p.m. Eastern Standard time on July 25, 2011, subject to Zion’s right to extend the offering in its sole discretion. The rights offering will also include an over-subscription privilege, entitling a stockholder who exercises all of their basic subscription privilege the right to purchase additional Units that remain unsubscribed at the expiration of the rights offering, subject to the availability and pro-rata allocation of securities among stockholders exercising their over-subscription right.

If the rights offering is fully subscribed, then the gross proceeds of the offering will be approximately $31.25 million, before offering related expenses which the Company estimates should not exceed $150,000. This figure does not include proceeds, if any, from any future exercises of the warrants. The proceeds of the rights offering will be used to further Zion’s oil and gas exploration program in Israel.

As soon as possible after the Record Date, Zion plans to mail to holders of its common stock (as of the close of business on the Record Date) a prospectus and other items necessary for exercising the rights. Shareholders who hold their shares in a bank or broker name will receive the rights offering material from their bank or broker. The prospectus will contain a description of the rights offering and other information.

This announcement is neither an offer nor a solicitation of any offer. The securities are offered by prospectus only, and only within those States and other jurisdictions in which the securities may be sold, and this announcement is neither an offer to sell nor a solicitation of any offer to buy in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities of any such state or jurisdiction. The rights offering will be made by means of a prospectus supplement that will be filed by the record date (File No. 333-174266).

Zion’s common stock trades on the NASDAQ Global Market under the symbol “ZN”.

Zion Oil & Gas, a Delaware corporation, explores for oil and gas in Israel in areas located onshore between Haifa and Tel Aviv. It currently holds total exploration rights on approximately 218,000 acres of land. This includes two petroleum exploration licenses, the Joseph License (on approximately 83,000 acres), between Netanya, in the south, and Haifa, in the north and the Jordan Valley License (on approximately 56,000 acres), just south of the Sea of Galilee. The Asher-Menashe License (on approximately 79,000 acres), which Zion has held continuously since June 2007, is set to automatically expire on June 9, 2011 (its scheduled expiration date), however, Zion has submitted an extension application to Israel's Petroleum Commissioner.

FORWARD-LOOKING STATEMENTS: Statements in this press release that are not historical fact, including statements regarding Zion’s planned operations, drilling efforts,  and potential results thereof and plans contingent thereon and the gross proceeds of the rights offering, are forward-looking statements as defined in the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on assumptions that are subject to significant known and unknown risks, uncertainties and other unpredictable factors, many of which are described in Zion’s periodic reports filed with the SEC and are beyond Zion’s control. These risks could cause Zion’s actual performance to differ materially from the results predicted by these forward-looking statements. Zion can give no assurance that the expectations reflected in these statements will prove to be correct and assumes no responsibility to update these statements.

For more information regarding the rights offering or to request copies of the prospectus supplement relating to the rights offering when it becomes available, you may contact us by calling toll free at 1-888-TX1-ZION (1-888-891-9466) or by contacting the Dallas Office at Zion Oil & Gas, Inc., 6510 Abrams Rd., Suite 300, Dallas, TX 75231; telephone 1-214-221-4610; email: dallas@zionoil.com  Copies of the prospectus supplement, when available, will be available for viewing on the website of the U.S. Securities and Exchange Commission located at www.sec.gov

Zion’s homepage may be found at: www.zionoil.com

Contact:

Zion Oil & Gas, Inc.

Mike Williams, 214-221-4610

dallas@zionoil.com